UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
May 22, 2024

ROSS STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14678	94-1390387
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5130 Hacienda Drive, Dublin, California 94568
(Address of principal executive offices)

Registrant's telephone number, including area code:
(925) 965-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $.01	ROST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 22, 2024, by virtual meeting. The Company’s stockholders considered and voted upon four matters at the meeting, with final voting results as follows:

Proposal 1 - Election of Directors

The holders of the Company’s common stock elected 11 nominees to serve as directors for a term of one year, expiring at the time of the Annual Meeting of Stockholders in 2025:

Name	For	Against	Abstain	Broker Non-Vote
Michael Balmuth	272,338,991	9,033,133	164,623	19,969,597
K. Gunnar Bjorklund	240,450,206	40,928,146	158,395	19,969,597
Michael J. Bush	268,992,664	12,377,384	166,699	19,969,597
Edward G. Cannizzaro	280,692,638	607,720	236,389	19,969,597
Sharon D. Garrett	270,962,968	10,437,276	136,503	19,969,597
Michael J. Hartshorn	272,931,394	8,456,695	148,658	19,969,597
Stephen D. Milligan	276,671,184	4,634,033	231,530	19,969,597
Patricia H. Mueller	272,961,013	8,435,357	140,377	19,969,597
George P. Orban	269,977,544	11,401,854	157,349	19,969,597
Barbara Rentler	277,710,265	3,693,208	133,274	19,969,597
Doniel N. Sutton	274,188,839	7,178,619	169,289	19,969,597

Proposal 2 - Advisory Vote to Approve the Resolution on Executive Compensation

In an advisory vote, the holders of the Company’s common stock voted to approve the resolution regarding executive compensation:

For	Against	Abstain	Broker Non-Vote
214,709,612	66,573,375	253,760	19,969,597

Proposal 3 - Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending February 1, 2025

The holders of the Company’s common stock voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending February 1, 2025:

For	Against	Abstain
288,865,146	12,509,504	131,694

Proposal 4 - Vote on a Stockholder Proposal Regarding Reporting on Material Value Chain GHG Emissions

The holders of the Company's common stock voted against the stockholder proposal regarding reporting on material value chain GHG emissions:

For	Against	Abstain	Broker Non-Vote
72,605,889	207,432,054	1,498,804	19,969,597

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2024

ROSS STORES, INC.
Registrant

By:	/s/Ken Jew
Ken Jew
Group Senior Vice President, General Counsel and
Corporate Secretary

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